                MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2008 - APRIL 30, 2009

                                                      TOTAL         AMOUNT      % OF     % OF
                   PURCHASE/            OFFERING      AMOUNT      OF SHARES   OFFERING   FUNDS
     SECURITY        TRADE     SIZE OF  PRICE OF        OF        PURCHASED  PURCHASED   TOTAL                            PURCHASED
    PURCHASED         DATE    OFFERING   SHARES      OFFERING      BY FUND    BY FUND   ASSETS          BROKERS             FROM
    ---------      ---------  --------  --------  --------------  ---------  ---------  ------  -----------------------  -----------
 Board of Regents   02/13/09     --     $105.715  $  329,820,000      1,725    0.00%     0.00%  J.P. Morgan, Banc of      Citigroup
 of the Texas A&M                                                                               America Securities LL,
University System                                                                               M.R. Beal & Company,
                                                                                                Samuel A. Ramirez &
                                                                                                Co., Siebert Brandford
                                                                                                Shank & Co., LLC,
                                                                                                Merrill Lynch, Piper
                                                                                                Jaffray & Co., RBC
                                                                                                Capital Markets, Citi,
                                                                                                Loop Capital Markets,
                                                                                                LLC, SBK-Brooks
                                                                                                Investment Corp.,
                                                                                                Morgan Keegan &
                                                                                                Company, Estrada
                                                                                                Hinojosa & Company,
                                                                                                Inc., Morgan Stanley

Board of Regents    02/13/09     --     $104.790  $  329,820,000      1,725    0.00%     0.00%  J.P. Morgan, Banc of      Citigroup
of the Texas A&M                                                                                America Securities LL,
University System                                                                               M.R. Beal & Company,
                                                                                                Samuel A. Ramirez &
                                                                                                Co., Siebert Brandford
                                                                                                Shank & Co., LLC,
                                                                                                Merrill Lynch, Piper
                                                                                                Jaffray & Co., RBC
                                                                                                Capital
                                                                                                Markets, Citi, Loop
                                                                                                Capital Markets, LLC,
                                                                                                SBK-Brooks Investment
                                                                                                Corp., Morgan Keegan &
                                                                                                Company, Estrada
                                                                                                Hinojosa & Company,
                                                                                                Inc., Morgan Stanley

    State of        03/20/09     --     $ 98.105  $1,529,065,000  1,000,000    0.07%     0.41%  Barclays Capital, Citi,    Barclays
Wisconsin 5.625%                                                                                DEPFA First Albany         Capital
  due 5/1/2028                                                                                  Securities LLC, Robert
                                                                                                W. Baird & Co., Edward
                                                                                                Jones, Loop Capital
                                                                                                Markets, LLC, Piper
                                                                                                Jaffray & Co., Siebert
                                                                                                Brandford Shank & Co.,
                                                                                                LLC, MR Beal & Company,
                                                                                                Goldman, Sachs & Co.,
                                                                                                Merrill Lynch & Co.,
                                                                                                Ramirez & Co., Inc.,
                                                                                                Cabrera Capital Markets
                                                                                                LLC, J.P. Morgan,
                                                                                                Morgan Stanley, RBC
                                                                                                Capital Markets,
                                                                                                Wachovia Bank, National
                                                                                                Association